UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2006

AVIGEN, INC.

(Exact name of registrant as specified in charter)

Delaware	000-28272	13-3647113
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Harbor Bay Parkway

Alameda, California 94502

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 748-7150

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Principal Officer.

On January 10, 2006, Avigen, Inc. issued a press release announcing that Thomas J. Paulson, Vice President, Finance and Chief Financial Officer will be resigning effective January 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
Exhibit Number	Description

99.1	Press Release, dated January 10, 2006, announcing Avigen’s Management Change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AVIGEN, INC.

Dated: January 10, 2006	By:	/s/ ANDREW A. SAUTER
Andrew A. Sauter
Vice President, Finance

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated January 10, 2006, announcing Avigen’s Management Change.